Exhibit 10.39

2009 WARRANT

To Purchase Common Stock of

Appliance Recycling Centers of America, Inc.

No. of Shares of Common Stock:  248,189

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TABLE OF CONTENTS

(continued)

ii

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT.

No. of Shares of Common Stock: 248,189

2009 WARRANT

To Purchase Common Stock of

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

THIS IS TO CERTIFY THAT GENERAL ELECTRIC COMPANY, a New York Corporation, acting through its GE Consumer & Industrial business unit (“GE”), or registered assigns, is entitled, at any time during the Exercise Period (as hereinafter defined), to purchase from APPLIANCE RECYCLING CENTERS OF AMERICA, INC. (“ARCA”), a Minnesota corporation (“Company”), 248,189 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price of $0.75 per share (subject to adjustment as provided herein) all on the terms and conditions and pursuant to the provisions hereinafter set forth.

I.                                         DEFINITIONS.

The following terms have the meanings set forth below:

“Additional Shares of Common Stock” means all shares of Common Stock issued by Company after the date hereof other than Warrant Stock.

“Board” means the Board of Directors of Company.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Common Stock” means (except where the context otherwise indicates) the Common Stock, par value $0.00 per share, of Company as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of Company and which is not subject to redemption and (ii) shares of common stock of the successor or acquiring Person received by or distributed to the holders of Common Stock of Company in the circumstances contemplated by Section 4.9.

“Company” has the meaning set forth in the recitals.

“Convertible Securities” means any option, warrant or share of preferred stock of Company or any other security, in any case, which is convertible into or exercisable or exchangeable for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

“Current Market Price” means, in respect of a share of Common Stock on any date, if there shall then be a public market for the Common Stock, the average of the daily market prices for 20 consecutive Business Days commencing 30 days before such date.  The daily market price for each such Business Day shall be (i) the last sale price on such day on the principal stock exchange or the NASD Automatic Quotation Capital Market (“NASDAQ Capital Market”) on which the Common Stock is then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange or NASDAQ Capital Market, the average of the last reported closing bid and ask prices on such day as officially quoted on any such exchange or NASDAQ Capital Market, (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange or NASDAQ Capital Market, the average of the last reported closing bid and ask prices on such day in the over-the-counter market as furnished by the NASDAQ or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business or (v) if there is no such firm, as furnished by any member of the FINRA selected by the Required Holders and Company or, if they cannot agree upon such selection, as selected by two such members of the FINRA, one of which shall be selected by the Required Holders and one of which shall be selected by Company.  If there shall not then be a public market for the Common Stock, the fair market value per share of Common Stock as at such date determined shall be the price that would reflect the economic value of such shares on a fully distributed basis (that is, as if such shares were traded on a free and active market on an exchange or over-the-counter) and giving effect to the exercise or conversion of all Convertible Securities (including the receipt by Company of the related exercise or conversion price), in a sale by a willing seller under no compulsion to sell and a willing buyer under no compulsion to buy, without any premium or discount for any reason, including but not limited to any discount related to the offering of such shares, any premium for control or any discount for illiquidity.

“Current Warrant Price” means, in respect of a share of Common Stock on any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

“Exercise Period” has the meaning set forth in Section 2.1.

“Expiration Date” means the date ending ten (10) years from the date hereof.

“FINRA” means the Financial Industry Regulatory Authority, Inc., or any successor Person thereto.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

“GE Investor” means GENERAL ELECTRIC COMPANY, a New York corporation.

“Holder” means the Person in whose name the Warrant set forth herein is registered on the books of Company maintained for such purpose.

“Organic Change” means (a) any sale, lease, exchange or other transfer of all or substantially all of the property, assets or business of Company, (b) any liquidation, dissolution or winding up of Company, whether voluntary or involuntary, (c) any merger or consolidation to which Company is a party and which the holders of the voting securities of Company immediately prior thereto own less than [a majority] of the outstanding voting securities of the surviving entity immediately following such transaction or (d) any Person or group (as such term is used in Section 13(d) of the Exchange Act) of Persons shall beneficially own (as defined in Rule 13d-3 under the Exchange Act) securities of Company representing 50% or more of the voting securities of Company then outstanding.  For purposes of the preceding sentence, “voting securities” shall mean securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions).

“Outstanding” means, when used with reference to Common Stock, on any date, all issued shares of Common Stock on such date, except shares then owned or held by or for the account of Company or any Subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

“Permitted Issuances” means the issuance of shares of Common Stock upon conversion of Company’s presently outstanding preferred stock, warrants (including the Warrants) and options.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Required Holders” means the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

“stock” or “common stock” means the ownership interests, in whatever tangible or intangible form, in a Person.

“Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation is at the time, directly or indirectly, owned legally or beneficially by such Person and one or more Subsidiaries of such Person, and (b) any limited liability company, partnership or other entity in which such Person and one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

“Transfer” means any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

“Warrant” means this 2009 Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this 2009 Warrant.  All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

“Warrant Price” means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

“Warrant Stock” means the shares of Common Stock issued or issuable upon the exercise of this Warrant.

II.                                     EXERCISE OF WARRANT.

2.1           Exercise Period.  From and after the date hereof and until 5:00 P.M., New York time, on the Expiration Date (the “Exercise Period”), Holder may exercise this Warrant, on any Business Day, for all or any part of the Warrant Stock.

2.2           Exercise Notice; Delivery of Certificates.  In order to exercise this Warrant, Holder shall deliver to Company at its principal office at 7400 Excelsior Blvd. Minneapolis, MN 55426 or at the office or agency designated by Company pursuant to Section 13.2, (i) a written notice of Holder’s election to exercise this Warrant, specifying the number of shares of Common Stock to be purchased, (ii) payment of the Warrant

Price and (iii) this Warrant.  Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney.  Upon receipt of such notice, Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, deliver to Holder a duly executed certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided.  Such stock certificate or certificates shall be in such denominations and registered in the name designated in the subscription form, subject to Section 9.  Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock for all purposes, as of the date on which all items in clauses (i)-(iii) above have been received by Company and all taxes required to be paid by Holder, if any, pursuant to Section 2.4 have been paid.  If this Warrant shall have been exercised in part, Company shall deliver to Holder a new Warrant evidencing the rights of Holder to purchase the remaining shares of Common Stock issuable upon exercise of this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or appropriate notation may be made on this Warrant and the same returned to Holder. Notwithstanding the foregoing, if in connection with the exercise of a Warrant or acquisition of shares of Common Stock, any regulatory approval shall be required, including expiration of any applicable waiting period, then, if the Warrant is exercised prior to such approval, the Expiration Date shall be extended while any such regulatory approval or waiting period is pending and, upon such surrender of the Warrant Certificate, any payment of the Exercise Price shall be paid promptly following receipt of such approval.

2.3           Payment of Warrant Price.  Payment of the Warrant Price shall be made at the option of the Holder by:

(i)            certified or official bank check;

(ii)           the surrender to Company of that number of shares of Warrant Stock (or the right to receive such number of shares) or shares of Common Stock having an aggregate Current Market Price equal to or greater than the Current Warrant Price for all shares then being purchased (including those being surrendered); or

(iii)          any combination thereof, duly endorsed by or accompanied by appropriate duly executed instruments of transfer.

2.4           Payment of Taxes.  All shares of Warrant Stock shall be validly issued, fully paid and nonassessable and without any preemptive rights.  Company shall pay all expenses, transfer taxes and other governmental charges with respect to the issue or delivery of the Warrant Stock, unless such tax or charge is imposed by law upon Holder.  Company shall not be required, however, to pay any transfer tax or other similar charge imposed in connection with the issue of any certificate for shares of Common Stock in any name other than that of Holder, and in such case Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of Company that no such tax or other charge is due.

2.5           Fractional Shares.  Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant.  As to any fraction of a share which the Holder of one or more Warrants would otherwise be entitled to purchase upon such exercise Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

III.                                 TRANSFER, DIVISION AND COMBINATION.

3.1           Transfer.  Subject to compliance with Section 9 hereof, Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of Company referred to in Section 2.2 or the office or agency designated by Company pursuant to Section 13.2, together with a duly executed written assignment of this Warrant substantially in the form of Exhibit B hereto and funds sufficient to pay any transfer taxes payable upon the making of such Transfer.  Upon such surrender and, if required, such payment, Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

3.2           Division and Combination.  Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of Company, together with a duly executed written notice specifying the names and denominations in which new Warrants are to be issued.  Subject to compliance with Section 3.1 and with Section 9, as to any Transfer which may be involved in such division or combination, Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

3.3           Expenses.  Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

3.4           Maintenance of Books.  Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of Transfer of the Warrants.

IV.                                 ADJUSTMENTS.

The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4.  Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

4.1           Stock Dividends, Subdivisions and Combinations.  If at any time Company shall:

(a)           take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock,

(b)           subdivide or split its Outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(c)           combine or reclassify its Outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event or the record date therefor, whichever is earlier, would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

4.2           Certain Other Distributions and Adjustments. If at any time the Company shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of Company or any of its Subsidiaries by way of dividend or spin-off) on its Common Stock other than dividends or distributions of shares of Common Stock which are referred to in Section 4.1, then, and in each such case, the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and the Current Warrant Price to be in effect after such record date shall be determined by multiplying (1) the Current Warrant Price in effect immediately prior to such record date by (2) a fraction, the numerator of which shall be the Current Warrant Price on such record date less the fair market value (determined as set forth in paragraph 4.7(a)) of such dividend or distribution per share of Common Stock and the denominator of which shall be such Current Warrant Price.

4.3           Issuance of Additional Shares of Common Stock.  (a) If at any time Company shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

(b)           If at any time Company shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the sum of (1) the number of shares of Common Stock Outstanding immediately prior to such issue or sale and (2) the number of shares of Common Stock which the aggregate consideration, if any, received by Company upon such issue or sale would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares of Common Stock for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (x) the numerator of which shall be the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale; and (y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

(c)           If at any time Company shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock which is less than the Current Warrant Price and Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under this Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment.  The provisions of paragraphs (a) and (b) of this Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2.  No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of this Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5.

4.4           Issuance of Warrants or Other Rights.  If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such record, issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the issuance of such warrants or other rights.

4.5           Issuance of Convertible Securities.  If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such record, issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of issuance of such Convertible Securities.  No adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4.  If any issue or sale of Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to Section 4.4, no further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such record, issue or sale.

4.6           Superseding Adjustment.  If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities,

(a)           such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

(b)           the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.  Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of (i) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities; whereupon a new adjustment of the number of shares of Common Stock for which this

Warrant is exercisable and the Current Warrant Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

4.7           Other Provisions Applicable to Adjustments under this Section.  The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

(a)           Computation of Consideration.  To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by Company therefor shall be the amount of the cash received by Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by Company for and in the underwriting of, or otherwise in connection with, the issuance thereof).  To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance as determined in good faith by the Board.  In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be.  The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by Company for issuing such warrants or other rights plus the additional consideration payable to Company upon exercise of such warrants or other rights.  The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to Company upon the exercise of the right of conversion or exchange in such Convertible Securities.  In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

(b)           When Adjustments to Be Made.  The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of Common Stock, as provided for in Section 4.1) up to, but not beyond the earlier of (i) three years following the date of such event and (ii) date of exercise, if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment.  Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made on the earliest of (i) the date on which such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment, (ii) three years following the date of any such event requiring adjustment and (iii) on the date of exercise.  For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(c)           Fractional Interests.  In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

(d)           When Adjustment Not Required.  If Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(e)                               Escrow of Warrant Stock.  If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by Company to be issued to Holder upon and to the extent that the event actually takes place, upon payment of the then Current Warrant Price.  Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by Company and escrowed property returned to Company.

4.8           Challenge to Good Faith Determination.  Whenever the Board shall be required to make a determination in good faith of the fair market value of any item under this Section 4, such determination may be challenged in good faith by the Required Holders, and any dispute shall be resolved by an investment banking or valuation firm of recognized national standing selected by Company and acceptable to the Required Holders.

4.9           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case of any Organic Change (or any other merger or consolidation to which Company is a party, which for purposes of this Section 4.9 shall be deemed an Organic Change), each Holder shall have the right thereafter to receive, upon exercise of the Warrant, Common Stock issuable upon such exercise prior to consummation of such Organic Change, the kind and amount of shares of stock upon the consummation of such Organic Change by a holder of that number of shares of Common Stock into which the Warrant was exercisable immediately prior to such Organic Change.  In case of any Organic Change, the successor or acquiring Person (if other than Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article IV.  For purposes of this Section 4.9, “common stock of the successor or acquiring Person” shall include stock of such Person of any class which is not preferred as to dividends or assets over any other class of stock of such Person and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 4.9 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

V.            NOTICES TO WARRANT HOLDERS.

5.1           Notice of Adjustments.  Whenever an adjustment to this warrant is made pursuant to Section 4, Company shall promptly deliver to each Holder a certificate to be executed by the chief financial officer of Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.9) describing the number and kind of any other shares of stock or other property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. Company shall keep at its office or agency designated pursuant to Section 13.2 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

5.2           Notice of Corporate Action.  If at any time

(a)           Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of Company, any reclassification or recapitalization of the capital stock of Company or any consolidation or merger of Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of Company to, another corporation, or

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of Company;

then, in any one or more of such cases, Company shall give to Holder (i) at least 30 days’ prior written notice of the date on which a record date shall be selected in respect of such event and (ii) in the case of any such event, at least 60 days’ prior written notice of the date when the same shall take place; provided that in the case of an Organic Change to which Section 4.9 applies, Company shall give at least 30 days’ prior written notice as aforesaid.  Such notice shall also specify (i) the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

VI.           NO IMPAIRMENT.

Company shall not by any action, including, without limitation, amending its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, Company will take all such action as may be necessary or appropriate in order that Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, including taking such action as is necessary for the Current Warrant Price to be not less than the par value of the shares of Common Stock issuable upon exercise of this Warrant.  Company will use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable Company to perform its obligations under this Warrant.

VII.          RESERVATION AND AUTHORIZATION OF COMMON STOCK.

From and after the date hereof, Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.  All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

VIII.        TAKING OF RECORD; STOCK AND WARRANT TRANSFER OF BOOKS.

In the case of all dividends or other distributions by Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, Company will take such record as of the close of business on a Business Day.  Company will not at any time, except upon dissolution, liquidation or winding up of Company, close its stock transfer books or Warrant transfer books so as to prevent or delay the exercise or transfer of any Warrant.

IX.           RESTRICTIONS ON TRANSFERABILITY.

The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock.  Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

9.1           Restrictive Legend.  (a) Except as otherwise provided in this Section 9, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act or the rules and regulations thereunder.”

(b)           Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

“This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be transferred in violation of such Act, the rules and regulations thereunder or the provisions of this Warrant.”

9.2           Notice of Proposed Transfers; Requests for Registration.  Prior to or promptly following any Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give written notice to Company of such Transfer.  Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1(b), unless in the opinion of counsel to such holder which is reasonably acceptable to Company such legend is not required in order to ensure compliance with the Securities Act.

9.3           Termination of Restrictions.  Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants and the Warrant Stock, and the legend requirements of Section 9.1, shall terminate as to any particular Warrant or share of Warrant Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.  Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from Company, at the expense of Company, a new Warrant without the restrictive legend set forth in Section 9.1(b).  Whenever the restrictions imposed by this Section shall terminate as to any share of Warrant Stock, as hereinabove provided, the holder thereof shall be entitled to receive from Company, at Company’s expense, a new certificate representing such Warrant Stock not bearing the restrictive legend set forth in Section 9.1(a).

X.            SUPPLYING INFORMATION.

Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Warrant Stock.

XI.           LOSS OR MUTILATION.

Upon receipt by Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of GE Investor shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to Company for cancellation.

XII.         LIMITATION OF LIABILITY.

No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of Company, whether such liability is asserted by Company or by creditors of Company.

XIII.        MISCELLANEOUS.

13.1         Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies.  If Company fails to make, when due, any payments provided for under this Warrant, or fails to comply with any other provision of this Warrant, Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

13.2         Notices.  All notices and communications to be given or made under this Warrant shall be in writing and delivered by hand-delivery, registered first class mail (return receipt requested), facsimile, or air courier guaranteeing overnight delivery, addressed as follows or to such other Person or address as the party named below may designate by notice:

(a)           If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of Company maintained for such purpose.

(b)           If to Company at

PETER HAUSBACK, CFO

7400 EXCELSIOR BLVD.

MINNEAPOLIS, MN 55426

Each such notice or other communication shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail.

13.3         Successors and Assigns.  Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of Company and the successors and assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.  No other Person shall have any right, benefit, or obligation under this Warrant.

13.4         Amendment.  No amendment or waiver of any provision of this Warrant or any other Warrant shall be effective without the written consent of Company and the Required Holders; provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

13.5         Severability.  If one or more provisions of this Warrant are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by law so as to effectuate the parties’ intent to the maximum extent, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

13.6         Section and Other Headings.  The section and headings contained in this Warrant are for the convenience only and shall not affect the meaning or interpretation of this Warrant.

13.7         Governing Law.  This Warrant shall be governed by, construed and enforced in accordance with the laws of the State of New York, without regard to the conflict of law principles of such state.

13.8         Covenant Regarding Consent.  Company covenants to use its best efforts upon the request of a Holder to seek any waivers or consents, or to take any other action required, to effectuate the exercise of this Warrant by any Holder.

13.9         Limitation on Liability.  No provision of this Warrant, in the absence of action by a Holder to receive shares of Common Stock, and no enumeration herein of the rights or privileges of a Holder, shall give rise to any liability of Holder for any value subsequently assigned to the Common Stock or as a stockholder of Company, whether such liability is asserted by the Company or by creditors of Company.

13.10       Remedies.  Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.  In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to any other available remedy.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed and attested by its Secretary or an Assistant Secretary.

Dated: October 21, 2009

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

The undersigned registered owner of this Warrant irrevocably exercises this Series 2009 Warrant for the purchase of                    Shares of Common Stock of APPLIANCE RECYCLING CENTERS OF AMERICA, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                              whose address is                                   and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

NOTICE:                The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Series 2009 Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	No. of Shares of Common Stock

and does hereby irrevocably constitute and appoint                                                 attorney-in-fact to register such transfer on the books of APPLIANCE RECYCLING CENTERS OF AMERICA, INC. maintained for the purpose, with full power of substitution in the premises.

Dated:	Print Name:

Signature:

Witness:

NOTICE:                The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

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